Exhibit 10.4


                           SENIOR NOTES LOAN AGREEMENT


                                DATED MAY 7, 2002




                                     BETWEEN


                           SANITEC INTERNATIONAL S.A.
                                    AS LENDER




                                       AND


                                   SANITEC OY
                                   AS BORROWER




                  ____________________________________________





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1.       TABLE OF CONTENTS


1.       The Loan Facility
2.       Term, Repayment of the Loan
3.       Interest, Expenses
4.       Prepayment
5.       Payments
6.       Cancellation or Acceleration of the Loan, Events of Default
7.       Reimbursement of Cost and Taxes
8.       Law
9.       Miscellaneous Provisions
10.      Jurisdiction
11.      Partial Invalidity


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This Senior Notes Loan Agreement is made this 7th day of May, 2002 between
SANITEC INTERNATIONAL S.A., a company with limited liability organised under Luxembourg law and registered with the Companies Register of Luxembourg under number B 82055, having its registered office at 19-21 boulevard du Prince Henri, L - 1724 Luxembourg ("LENDER"), and SANITEC OY, a limited liability company established and organised under the laws of Finland, registered with the trade register of Finland under Company ID number 1700086-7, with registered address at Mikonkatu 15A, 00100 Helsinki, Finland ("SANITEC" or "BORROWER").


WHEREAS

(A) Sanitec as original borrower together with the entities that have acceded thereto as additional borrowers, and Bayerische Hypo- und Vereinsbank AG ("ARRANGER"), Bayerische Hypo- und Vereinsbank AG, London Branch and other banks as set forth in Exhibit 1 hereto (collectively the "SENIOR BANKS") as lenders and Bayerische Hypo- und Vereinsbank AG, London Branch as agent are parties to a senior facility agreement dated 26 April 2001 as amended, extended, renewed, restated supplemented or otherwise modified from time to time, and any agreement governing indebtedness incurred to refinance the borrowings and commitments then outstanding or permitted to be outstanding under such facilities agreement or a successor facilities agreement, whether by the same or any other lender or group of lenders (in each case in whole or in part, without limitation as to amount, terms, conditions, covenants and other provisions) (the "SENIOR FACILITY AGREEMENT") (any lenders under the Senior Facility Agreement from time to tome are herein referred to as the "Banks") ;

(B) Pool Financing Helsinki Oy as borrower, Sanitec as original guarantor together with the entities that have acceded thereto as additional guarantors, and the Arranger, Bayerische Hypo- und Vereinsbank AG, and other banks as set forth in Exhibit 2 hereto (collectively the "JUNIOR BANKS") as lenders and Bayerische Hypo- und Vereinsbank AG as agent are parties to a junior facility agreement dated 26 April 2001 (as the same has been amended, supplemented and/or varied, the "JUNIOR FACILITY AGREEMENT") as in effect on the date hereof;

(C) The Lender intends to issue notes (the "NOTES") under an indenture ("INDENTURE") pursuant to the terms and conditions set out therein in an aggregate principal amount of (euro) 260,000,000 (such amount the "GROSS PROCEEDS"), which shall be made available to Sanitec as borrower as a loan facility to finance the repayment of all amounts outstanding under the Junior Facility Agreement (references to the Notes shall also include the Exchange Notes as defined below); and


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(D)      The Lender, the Borrower, the Bank of New York as Trustee under the
         Indenture (the "Trustee") and the Banks named therein have entered into a Senior Notes Subordination Agreement pursuant to which the claims and rights of the Lender under this Agreement have been subordinated to the claims of the Banks under the Senior Facility Agreement, as such subordination agreement is amended, extended, renewed, restated supplemented, replaced or otherwise modified from time to time, and any subordination agreement that may be entered into in connection with the Senior Facility Agreement (in each case without limitation as to terms, conditions, covenants and other provisions) ("SENIOR NOTES SUBORDINATION AGREEMENT").

(E) In connection with entering into this agreement, the Lender has also entered into a Deed of Pledge with the Trustee ("Deed of Pledge"), pledging the Lender's rights under this agreement to the Trustee in order to secure the obligations of the Lender under the Indenture and the Notes.

NOW, IT IS HEREBY AGREED AS FOLLOWS:


1.       THE LOAN FACILITY
         -----------------

1.1 The Lender agrees to make available to the Borrower upon the terms and subject to the conditions set out hereinafter a loan (the "LOAN") in an aggregate amount equal to the Gross Proceeds.

1.2 The Loan less any discount provided to the initial purchasers of the Notes, costs, expenses, commissions, fees and taxes (collectively "EXPENSES") incurred by the Lender in connection with the issuance of the Notes (to the extent the Lender is not or will not be compensated for such Expenses by way of withdrawals from the Borrower) which shall be borne by the Borrower pursuant to clause 3.2 hereof (the net amount of the Loan referred to as "PROCEEDS FROM THE NOTES") shall be disbursed in one amount on the same day as the Proceeds from the Notes are received by the Lender ("DISBURSEMENT DATE"). The Proceeds from the Notes shall be disbursed by the Lender directly to the respective lenders under the Junior Facility Agreement in satisfaction of the outstanding sums under that loan agreement.

2.       TERM, REPAYMENT OF THE LOAN

2.1 The term of the Loan shall commence simultaneously with the commencement of the term of the Notes and expire simultaneously with the Notes on the scheduled maturity date of the Notes, which is currently scheduled for May 15, 2012 (the "TERM OF THE LOAN").


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2.2      The Borrower shall repay the aggregate principal amount of the Loan by one single payment on the last day of the Term of the Loan or sooner if the Notes are redeemed, repurchased or otherwise prepaid, in part or in full in the same respective amount, pursuant to the terms of the Indenture. The Lender will notify the Borrower in writing not less than 10 Business Days (as that term is defined in the Indenture) prior to any such payment becoming due.

3.       INTEREST, EXPENSES
         ------------------

3.1 Interest shall accrue on the Loan on a daily basis, commencing on the date that interest begins accruing on the Notes, until repayment of the Loan. The Borrower shall pay interest on the Loan in the manner that interest is payable under the Indenture, and in an amount that is the sum of the interest payable by the Lender under the Indenture and 0.0625% p.a. and, if applicable, additional interest under an agreement between the Lender and the initial purchasers of the Notes with respect to the registration of a like principal amount of notes (the "EXCHANGE NOTES") with the United States Securities and Exchange Commission and the exchange of the Exchange Notes for the Notes ("INTEREST"). Such Interest shall be due and payable by the Borrower to the Lender on the date (each an "INTEREST PAYMENT DATE") that is 2 Business Days before the corresponding interest on the Notes becomes due and payable by the Lender to the holders of the Notes ("NOTEHOLDERS"). All references in this Agreement to the Notes shall include the Exchange Notes.

3.2 In addition, the Borrower shall pay the Lender an amount or amounts equal to any amount due and payable under the Notes that is not classified as interest or principal at such times, including without limitation Expenses and Additional Amounts (as defined in the Indenture), as those amounts are due and payable under the Notes.

3.3 If any payment due and payable by the Borrower hereunder is not made on the applicable due date, the Lender shall be entitled to charge lump sum damages in an amount equal to the amount payable by the Lender to the Noteholders because of such delay in payment.

3.4 The Lender shall notify the Borrower in writing of the date on which any payment becomes due and payable pursuant to this Agreement not later than 10 Business Days before such payment is due.



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4.       PREPAYMENT
         ----------

         The Borrower may not make prepayments on the Loan except where such payment corresponds to a payment due under or in connection with the Notes.

5.       PAYMENTS
         --------

5.1 All payments by the Borrower to the Lender hereunder shall be made in EURO to such account as the Lender may from time to time nominate in writing to the Borrower.

         In the event of the Lender receiving payments or being credited with amounts in a currency other than the currency in which the payment is owed by the Borrower (be it in cash, as a remittance or by utilising cash deposits or the like), the Lender will credit the Borrower with the amount of such currency, which it may obtain by exchanging such currency at the spot rate of exchange in the foreign exchange market at the earliest possible time it may exchange such payment.

5.2 All amounts due and payable by the Borrower hereunder shall be paid net in full without any set off, retention, withholding or deduction of whatever nature for or on account of charges, fees, duties, costs, expenses and taxes relating to or in connection with such payments until the receipt of such payments by the bank designated by the Lender (together "COSTS"), which Costs shall be for the account of and be borne by the Borrower, and payments shall only be considered to have been fully made with discharging effect upon the Borrower to the Lender if and to the extent such payments shall have been credited to the relevant account of the Lender designated by it and are at the free disposal of the Lender without any restriction related to or caused by the Borrower.

         In the event the Borrower is required by law to make any such deduction or withholding from any payment hereunder, then the Borrower shall promptly notify the Lender and forthwith pay to the Lender such additional amount necessary to ensure that the Lender receives and retains (free from any liability relating to deduction or withholding) a net amount which, after deduction or withholding, is equal to the full amount which the Lender would have received had no such deduction or withholding been made.

         If payments have been credited to the designated account of the Lender prior to the due date for such payment, this shall not entitle the Borrower to any credit of interest.


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5.3      The place of performance in respect of payment obligations of the
         Borrower shall be the place of the bank designated by the Lender to receive the relevant payment.

5.4 The Borrower hereby irrevocably authorises the Lender to apply any payment received from the Borrower, in its discretion, in or towards satisfaction of any sum due and owed to the Lender hereunder.

5.5 If any payment falls due hereunder on a day which is not a Business Day, the Borrower shall effect payment in the manner that payment is required to be made pursuant to the Indenture in such circumstances.

6.       CANCELLATION OR ACCELERATION OF THE LOAN, EVENTS OF DEFAULT
         -----------------------------------------------------------

6.1 An Event of Default under the Indenture shall constitute an event of default under this Agreement.

6.2 On the occurrence of any one or more of the Events of Default or at any time thereafter, the Lender shall be entitled, notwithstanding and without prejudice to any other rights and remedies under any applicable law, upon five (5) days' prior written notice (and provided the Event of Default is not cured during such period) to declare that any amount payable under this Agreement shall become immediately due and payable by the Borrower to the Lender.

         Notwithstanding such acceleration, the Borrower shall be obliged to indemnify the Lender for and against all Costs as a consequence of or in connection with the acceleration of the Loan.

7.       REIMBURSEMENT OF COSTS AND TAXES
         --------------------------------

7.1 The Borrower undertakes to pay and to reimburse or indemnify the Lender, on a full indemnity basis, for or against all Costs which shall include, without limitation, stamp duties, registration fees and reasonable legal fees and disbursements of external legal advisers, reasonably incurred or sustained by the Lender which accrue in connection with the enforcement of this Agreement. All fees and expenses payable pursuant to this clause shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon.

7.2 The Borrower shall indemnify the Lenders against any present and/or future liability for taxes other than taxes on income imposed or laid under any applicable law on the Lender in connection with the execution of this Agreement.



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8.       LAW
         ---

         This Agreement shall be governed by and construed in accordance with Finnish law.

9.       MISCELLANEOUS PROVISIONS
         ------------------------

9.1 The Lender and the Borrower acknowledge that i) pursuant to the Senior Notes Subordination Agreement the claims and rights of the Lender under this Agreement are subordinated to the claims and rights of the Banks under the Senior Facility Agreement, and ii) pursuant to the Deed of Pledge, the Lender has pledged its rights and interests hereunder to the Trustee for the benefit of the holders of the Notes. The Lender undertakes in favour of the Banks under the Senior Facility Agreement that it will not take any action to enforce or seek to exercise any of its claims or rights under this Agreement against the Borrower unless permitted pursuant to the Senior Notes Subordination Agreement.

9.2 Any amendment to or variation of this Agreement shall be made in writing in order to be valid and binding upon the parties hereto. The parties hereto may not waive the form requirement of writing other than in writing by signing an amendment hereto. Any amendments to this agreement shall be made in compliance with Section 4.18 of the Indenture.

9.3 The Borrower shall not be entitled to assign, transfer or otherwise dispose of any or all of its rights, claims or benefits hereunder. The Lender shall only be permitted to assign, transfer or otherwise dispose of any of its rights, claims or benefits hereunder to the extent permitted by the Indenture.

9.4 Any notice, demand or other communication to be made hereunder or to be delivered by one party to the other party pursuant to this Agreement shall be made in writing, which shall include the transmission of a telefax (if duly signed by authorised signatories) and shall be delivered or communicated to the parties hereto at the addresses set forth on page 3 above.

10.      JURISDICTION
         ------------

         The courts of Finland shall have jurisdiction in respect of any dispute arising out of or in connection with this Agreement, including its validity, the District Court of Helsinki being the court of first instance.



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11.      PARTIAL INVALIDITY
         ------------------

         If at any time any provision hereof or part thereof is or becomes illegal, invalid or unenforceable, the legality, validity or enforceability of the remaining provisions hereof shall in no way be affected or impaired thereby. The illegal, invalid or unenforceable provision shall be deemed to be substituted by a valid, legal and enforceable provision, which reflects the intention of the parties hereto to the extent that this is legally possible.



[____________], this 7th day of May, 2002


___________________________
SANITEC INTERNATIONAL S.A.


_____________________________________
SANITEC OY


__________________________
BAYERISCHE HYPO- UND VEREINSBANK AG
(with respect to clause 9.1)







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                                                                       EXHIBIT 1

                                THE SENIOR BANKS


The Governor and Company of the Bank of Ireland
The Governor and Company of the Bank of Scotland
Bayerische Landesbank Girozentrale
BHF-Bank Aktiengesellschaft
CDP Euromezz S.a.R.L.
Credit Suisse First Boston
Dresdner Bank AG in Hamburg
Mizuho Corporate Bank, Ltd
Goldman Sachs Credit Partners, LP
Harbourmaster Loan Corporation B.V
Landesbank Hessen-Thueringen Girozentrale
Landesbank Schleswig-Holstein Girozentrale
Nordea Bank Finland Plc
Merrill Lynch Capital Corporation
OKO Osuuspankkien Keskusoankki Oyj
The Prudential Assurance Company Limited
The Royal Bank of Scotland Plc, Niederlassung Frankfurt
NORDIC INVESTMENT BANK
Jubilee CDO I B.V.
Deutsche Bank AG, London Duchess I CDO S.A.
Centrobanca Banca di Credito Finanziario e Mobilare S.p.A.
Bayerische Hypo-und Vereinsbank AG, London branch





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                                                                       EXHIBIT 2


                                THE JUNIOR BANKS


The Governor and Company of the Bank of Ireland
Bayerische Landesbank Girozentrale
Mizuho Corporate Bank, Ltd
Goldman Sachs Credit Partners, LP
Landesbank Schleswig-Holstein Girozentrale
Merrill Lynch Capital Corporation
The Prudential Assurance Company Limited
Copernicus Euro CDO-I B.V
Blue Eagle CDO I S.A.
Jubilee CDO I B.V.
Duchess I CDO S.A
RMF Umbrella SICAV-MI Fonds High Yield Europe
RMF Umbrella SICAV-RMF High Yield Opportunities
Swiss Life High Yield Strategies
Bayerische Hypo-und Vereinsbank AG, London branch